UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 30, 2009

NETAPP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27130 (Commission File Number)	77-0307520 (I.R.S. Employer Identification Number)
495 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)
(408) 822-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report )
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 23.1
Exhibit 99.1

Item 8.01 — Other Events.
          On April 25, 2009, NetApp, Inc. and subsidiaries (the “Company” , “we”, or “us”) adopted Financial Accounting Standards Board Staff Position Accounting Principles Board 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB No. 14-1”), which is required to be applied retrospectively. The adoption impacted the accounting for our convertible debt issued in June 2008 by requiring the initial proceeds to be allocated between a liability and an equity component based on the fair value of the debt component as of the issuance date in a manner that reflects a non-convertible debt borrowing rate. Accordingly, we have revised our consolidated financial statements to reflect this change. The information in this Form 8-K is not an amendment to or restatement of our Annual Report on Form 10-K for the year ended April 24, 2009 (the “Fiscal 2009 Form 10-K”).
          We are filing this Current Report on Form 8-K solely to show the effects of the adoption of this standard on previously issued financial statements. Information in this Current Report on Form 8-K updates the following sections of our Fiscal 2009 Form 10-K to reflect the adoption of FSP APB No. 14-1:
•	Part II, Item 6. Selected Financial Data,

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and

•	Part II, Item 8. Financial Statements and Supplementary Data
          No other information in our Fiscal 2009 Form 10-K has been otherwise updated for events or developments that occurred subsequent to the filing of our Fiscal 2009 Form 10-K. The disclosures in Exhibit 99.1 speak as of the original filing date of our Fiscal 2009 Form 10-K. Therefore, the information in this Form 8-K should be read in conjunction with the Fiscal 2009 Form 10-K and our filings made with the Securities and Exchange Commission subsequent to the filing of the Fiscal 2009 Form 10-K, including our Form 10-Q for our fiscal quarter ended July 31, 2009 (filed on September 4, 2009), and any amendments to those filings. The updated financial information attached to this Current Report on Form 8-K as Exhibit 99.1 is incorporated by reference in our currently effective registrations statements.
Item 9.01 — Financial Statements and Exhibits.
     (d) Exhibits.

23.1	Consent of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm

99.1	Updated Selected Consolidated Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetApp, Inc.
By:	/s/ Steven J. Gomo
Steven J. Gomo
Executive Vice President of Finance and Chief Financial Officer

Date: September 30, 2009

Exhibit Index

Exhibit Number	Exhibit Title

23.1	Consent of Deloitte & Touche LLP, an Independent Registered Public Accounting Firm

99.1	Updated Selected Consolidated Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements